FOR IMMEDIATE RELEASE

Contact:	Paul V. Cusick, Jr.

Phone:	781-393-4601

Fax:	781-393-4071

CENTURY BANCORP, INC. REPORTS FOURTH QUARTER RESULTS AND DECLARES QUARTERLY DIVIDEND

Medford, MA, January 18, 2005—Century Bancorp Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $2,027,000, or $0.37 per share diluted, for the fourth quarter ended December 31, 2004, compared to net income of $3,199,000, or $0.58 per share diluted, for the fourth quarter of 2003. For the entire year 2004, net income totaled $8,881,000 or $1.60 per share diluted, compared to net income of $11,680,000, or $2.11 per share diluted, for the same period a year ago. Included in income for the year-to-date ended 2003 is the previously announced net charge of $1,183,000 associated with the Real Estate Investment Trust (“REIT”) settlement. This charge was a result of an agreement with the Massachusetts Department of Revenue (“DOR”) settling a dispute related to taxes that the DOR claimed were owed from the Company’s REIT.

Net interest income totaled $41.4 million for the year ended December 31, 2004, versus $45.4 million for the same period in 2003. The 8.8% decrease in net interest income for the period is mainly due to a thirty-three basis point decrease in net interest margin. The decrease in the net interest margin was mainly attributable to assets continuing to reprice at historically low levels without a corresponding decrease in rates paid on deposits.

During 2004, a number of investments were made in Century’s product and service capabilities that adversely impacted net earnings. Management believes they were important and timely expenditures for long-term value creation and included: branch expansion, business development officer recruitment, image technology upgrades, completion of the Medford Headquarters Tower, and Sarbanes-Oxley related activities.

At December 31, 2004, total equity was $104.8 million compared to $103.7 million at December 31, 2003. Century’s leverage ratio stood at 8.27% on December 31, 2004, compared to 8.05% for

-more-

the same period a year ago. Book value as of December 31, 2004 was $18.93 per share compared to $18.78 for the same period last year.

Century’s allowance for loan losses was $9.0 million, or 1.55% of loans outstanding at the end of the fourth quarter, compared to $8.8 million, or 1.71% of loans outstanding at December 31, 2003. Non-accruing loans totaled $0.6 million at December 31, 2004, compared to $0.7 million at the end of the previous quarter and $1.2 million at December 31, 2003.

Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable February 15, 2005 to stockholders of record on January 31, 2005.

Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-two full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.

Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.

This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition
December 31, 2004 and 2003 (000’s)

	December 31,	December 31,
	2004	2003

Assets
Cash and Due From Banks	$36,209	$64,299
Federal Funds Sold and Interest-bearing Deposits In Other Banks	202,026	161,022

Securities Available-For-Sale (AFS)	609,806	703,335

Securities Held-to-Maturity	345,369	197,872

Loans:
Commercial & Industrial	71,962	39,742
Construction & Land Development	51,918	34,121
Commercial Real Estate	258,524	293,781
Residential Real Estate	118,223	86,780
Consumer and Other	9,419	8,508
Home Equity	69,957	49,382

Total Loans	580,003	512,314
Less: Allowance for Loan Losses	9,001	8,769

Net Loans	571,002	503,545

Bank Premises and Equipment	26,265	21,589
Accrued Interest Receivable	6,800	8,450
Goodwill	2,714	2,714
Core Deposit Intangible	2,834	3,223
Other Assets	30,676	22,862

Total Assets	$1,833,701	$1,688,911

Liabilities
Demand Deposits	$280,871	$270,115

Interest Bearing Deposits:
Savings and NOW Deposits	268,317	291,950
Money Market Accounts	485,006	417,171
Time Deposits	359,816	359,617

Total Interest Bearing	1,113,139	1,068,738

Total Deposits	1,394,010	1,338,853

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	38,650	40,050
Federal Home Loan Bank Advances and Other Borrowed Funds	214,906	136,329

Total Borrowed Funds	253,556	176,379

Other Liabilities	15,640	10,982
Investments Purchased Payable	0	29,330
Long Term Debt	65,722	29,639

Total Liabilities	1,728,928	1,585,183

Stockholders’ Equity
Common Stock	5,965	5,956
Additional Paid-In-Capital	11,395	11,227
Retained Earnings	98,161	91,427
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive (Loss) Income, Net of Taxes	(4,766)	1,100

Total Stockholders’ Equity	104,773	103,728

Total Liabilities & Stockholders’ Equity	$1,833,701	$1,688,911

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income
For the Quarter and Year-to-date ending
December 31, 2004 and 2003 (000’s)

	(unaudited)

	Quarter		Year-to-date
	2004	2003	2004	2003
Interest Income:
Loans	$8,865	$8,064	$33,384	$33,134
Securities Held-to-Maturity	3,351	2,049	12,296	7,152
Securities Available-for-Sale	4,293	6,423	18,529	28,738
Federal Funds Sold and Interest-bearing Deposits In Other Banks	383	24	824	274

Total Interest Income	16,892	16,560	65,033	69,298

Interest Expense:
Savings and NOW Deposits	545	569	2,268	2,586
Money Market Accounts	1,459	1,178	5,010	5,111
Time Deposits	1,964	1,678	6,833	7,246
Securities Sold Under Agreements to Repurchase	101	88	331	457
FHLB Borrowings, Other Borrowed Funds and Long Term Debt	2,509	2,100	9,204	8,542

Total Interest Expense	6,578	5,613	23,646	23,942

Net Interest Income	10,314	10,947	41,387	45,356

Provision For Loan Losses	150	0	300	450

Net Interest Income After Provision for Loan Losses	10,164	10,947	41,087	44,906

Other Operating Income
Service Charges on Deposit Accounts	1,356	1,234	5,271	4,782
Lockbox Fees	673	735	2,950	3,186
Brokerage Commissions	198	177	670	579
Net (Losses) Gains on Sales of Securities	(212)	0	(91)	1
Other Income	417	372	1,631	1,461

Total Other Operating Income	2,432	2,518	10,431	10,009

Operating Expenses
Salaries	4,637	3,715	17,752	16,263
Employee Benefits	1,085	1,312	5,514	5,500
Occupancy	667	721	2,997	2,648
Equipment	598	477	2,380	1,703
Other	2,465	2,088	9,020	8,158

Total Operating Expenses	9,452	8,313	37,663	34,272

Income Before Income Taxes	3,144	5,152	13,855	20,643

Income Tax Expense
Provision for Income Taxes	1,117	1,953	4,974	7,780
Retroactive REIT Settlement	0	0	0	1,183

Total Income Tax Expense	1,117	1,953	4,974	8,963

Net Income	$2,027	$3,199	$8,881	$11,680

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition
December 31, 2004 and 2003 (000’s)

	December 31,	December 31,
	2004	2003

Assets
Cash and Due From Banks	$57,965	$59,168
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	69,712	24,760

Securities Available-For-Sale (AFS)	570,996	782,874
Securities Held-to-Maturity	319,860	162,988

Total Loans	546,147	500,723
Less: Allowance for Loan Losses	8,813	8,901

Net Loans	537,334	491,822

Bank Premises and Equipment	23,863	16,493
Accrued Interest Receivable	7,751	9,776
Goodwill	2,714	2,714
Core Deposit Intangible	3,033	2,664
Other Assets	24,309	24,104

Total Assets	$1,617,537	$1,577,363

Liabilities
Demand Deposits	$279,361	$267,284

Interest Bearing Deposits:
Savings and NOW Deposits	329,261	339,716
Money Market Accounts	412,220	392,066
Time Deposits	242,791	239,189

Total Interest Bearing	984,272	970,971

Total Deposits	1,263,633	1,238,255

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	40,937	51,402
Federal Home Loan Bank Advances and Other Borrowed Funds	162,327	141,594

Total Borrowed Funds	203,264	192,996

Other Liabilities	15,511	16,429
Long Term Debt	31,934	28,750

Total Liabilities	1,514,342	1,476,430

Stockholders’ Equity
Common Stock	5,957	5,951
Additional Paid-In Capital	10,302	11,158
Retained Earnings	95,205	86,126
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive (Loss) Income, Net of Taxes	(2,287)	3,680

Total Stockholders’ Equity	103,195	100,933

Total Liabilities & Stockholders’ Equity	$1,617,537	$1,577,363

Total Average Earning Assets — QTD	$1,541,160	$1,459,074

Total Average Earning Assets — YTD	$1,506,715	$1,471,345

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information
December 31, 2004 and 2003 (000’s)

	2004	2003
Performance Measures:

Earnings per average share, basic, quarter	$0.37	$0.58
Earnings per average share, diluted, quarter	$0.37	$0.58
Earnings per average share, basic , year-to-date	$1.61	$2.12
Earnings per average share, diluted, year-to-date	$1.60	$2.11
Return on average assets, year-to-date	0.55%	0.74%
Return on average stockholders’ equity, year-to-date	8.61%	11.57%
Net interest margin (taxable equivalent), year-to-date	2.75%	3.08%
Efficiency ratio, year-to-date	72.7%	61.9%
Book value per share	$18.93	$18.78
Tangible book value per share	$17.93	$17.70
Tangible capital / tangible assets	5.43%	5.81%

Common Share Data:
Average shares outstanding, basic, quarter	5,528,008	5,523,403
Average shares outstanding, basic, year-to-date	5,526,202	5,519,800
Average shares outstanding, diluted, quarter	5,547,913	5,560,317
Average shares outstanding, diluted, year-to-date	5,553,197	5,548,615

Shares outstanding Class A	3,434,448	3,409,338
Shares outstanding Class B	2,099,640	2,115,100

Total shares outstanding	5,534,088	5,524,438

Assets Quality and Other Data:

Allowance for loan losses / loans	1.55%	1.71%
Nonaccrual loans	$628	$1,175
Nonperforming assets	$628	$1,175
Loans 90 days past due and still accruing	$160	$0
Net charge-offs (recoveries)	$68	$187

Leverage ratio	8.27%	8.05%
Tier 1 risk weighted capital ratio	15.69%	16.91%
Total risk weighted capital ratio	20.14%	18.09%
Total risk weighted assets	$868,788	$742,411